Exhibit 10.1

AMENDMENT NUMBER 1 TO
CONVERTIBLE DEBENTURE

 THIS AMENDMENT AGREEMENT (the “Amendment”) is entered into as of January 14, 2008, between TRIANGLE PETROLEUM CORPORATION, a corporation organized and existing under the laws of the State of Nevada (the “Company”), and BANK SAL. OPPENHEIM JR. & CIE., (Schweiz) AG (the “Investor”).

WHEREAS, the Investor is the registered holder of a convertible debenture with a Maturity Date of [         ], in the initial principal amount of $2,500,000 (the “Debenture”); and

WHEREAS, the parties wish to amend the Maturity Date, as such term is defined in the Debenture.

NOW, THEREFORE, it is agreed:

I. Amendments.

The Maturity Date of the Debenture is hereby amended to June 1, 2009.

II. Miscellaneous.

A.	Except as provided hereinabove, all of the terms and conditions contained in the Debenture shall remain unchanged and in full force and effect.

B.	All capitalized but not defined terms used herein shall have those meanings ascribed to them in the Agreement.

D.	All provisions in the Debenture and any amendments, schedules or exhibits thereto in conflict with this Amendment shall be and hereby are changed to conform to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:
TRIANGLE PETROLEUM CORPORATION

By: ________________________
Name Mark Gustafson
Title: President & CEO

BANK SAL. OPPENHEIM JR. & CIE., (Schweiz) AG

By: ________________________
Name
Title:

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